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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported) November 20, 2001
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                       SECURITY CAPITAL GROUP INCORPORATED
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             (Exact Name of Registrant as Specified in its Charter)


                                    Maryland
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                 (State or Other Jurisdiction of Incorporation)

                   1-13355                             36-3692698
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          (Commission File Number)        (I.R.S. Employer Identification No.)

            125 Lincoln Avenue                           87501
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(Address of Principal Executive Offices)              (Zip Code)

                                 (505) 982-9292
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              (Registrant's Telephone Number, Including Area Code)

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Item 2.  Acquisition or Disposition of Assets

          On November 20, 2001, Security Capital Group Incorporated ("Security Capital") announced that it had sold its entire interest in Homestead Village Incorporated ("Homestead"), its extended-stay lodging company, to an affiliate of Blackstone Real Estate Advisors for a total value of $740 million. The consideration received in the transaction includes $480 million in cash, the assumption of $145 million in liabilities and the issuance to Security Capital of a $115 million promissory note. The promissory note carries an initial coupon of 12% that increases by 100 basis points annually. Interest on the promissory note is payable quarterly and principal is payable in five years, subject to earlier prepayment. Net cash proceeds from the sale, excluding future proceeds from the promissory note and after transaction costs, are expected to be approximately $462 million. The foregoing summary is qualified in its entirety by reference to the Amended and Restated Agreement and Plan of Mergers, dated as of November 20, 2001, by and among BRE/Homestead Village L.L.C., Homestead, Security Capital Lodging Incorporated and certain direct corporate subsidiaries of Homestead (the "Merger Agreement"), and related documents, copies of which will be filed as exhibits to this report by amendment.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)  Financial Statements of Businesses Acquired.
              None

         (b)  Pro Forma Financial Statements.

         Security Capital Group Incorporated Pro Forma Condensed Combined Financial Statements as of and for the periods ended December 31, 2000 and September 30, 2001to be filed by amendment to this Form 8-K no later than December 5, 2001.

         (c)  Exhibits.

Exhibit No.       Document Description
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99.1              Press Release dated November 20, 2001

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SECURITY CAPITAL GROUP INCORPORATED



Dated: November 21, 2001                By:   /s/ Jeffrey A. Klopf
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                                             Jeffrey A. Klopf
                                             Senior Vice President and Secretary